UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - March 28, 2005


                            HOUSTON OPERATING COMPANY
        -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      000-31553                    76-0307819
-------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of Incorporation)                                        Identification No.)


  67 Federal Road, Building A, Suite 300, Brookfield, Connecticut       06804
-------------------------------------------------------------------------------
            (Address of principal executive offices)                 (zip code)


    Registrant's telephone number, including area code   -   (203) 775-1178
                                                             --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     As a consequence of the change in management of the Company, resulting from the acquisition of Netfabric Corporation, ("Netfabric"), on March 28, 2005 Michael Johnson & Co. LLC ("MJC") was dismissed as the independent registered public accounting firm for Houston Operating Company (the "Company") by the Audit Committee of its Board of Directors.

     MJC's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The report was qualified as to uncertainty about the Company's ability to continue as a going concern unless it was able to generate sufficient cash flow to meet its obligations and sustain its operations.

     During the Company's two most recent fiscal years and through March 28, 2005, there were no disagreements with MJC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MJC, would have caused it to make reference to the subject matter of the disagreements in connection with this report. No reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

     The Company has provided MJC with a copy of this disclosure and requested that they furnish the Company with a letter addressed to the Commission stating whether it agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which it does not agree. A letter from MJC to such effect is attached hereto as Exhibit 16.1.

     Also effective March 28, 2005, J.H. Cohn LLP ("JHC") was appointed as the new independent registered public accounting firm for the Company.

     During its two most recent fiscal years and through March 28, 2005, the Company has not consulted with JHC on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement or event, as that term is described in
Item 304(a)(1)(iv)(A) of Regulation S-B. JHC are currently the auditors for Netfabric, a wholly-owned operating subsidiary of the Company.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

                Exhibit 16.1 Letter from Michael Johnson & Co., LLC, dated March 30, 2005.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOUSTON OPERATING COMPANY

Date: March 31, 2005                    By: /s/ Walter Carozza
                                           ------------------------
                                            Walter Carozza
                                            Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit No.   Description

       16.1      Letter from Michael Johnson & Co., LLC, dated March 30, 2005.